Exhibit 77C
          Cash Account Trust
          Form N-SAR for the period ended 10/31/95
          File No. 811-5970
          Page 1


          A special adjourned meeting of Registrant's shareholders was held on October 17, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0












          Exhibit 77C
          Cash Account Trust
          Form N-SAR for the period ended 10/31/95
          File No. 811-5970
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR              324,226,372
                       WITHHELD                   0


          Item 2:  Selection of Independent Auditors


                       Vote             Number
                       ----             -----------
                       FOR              317,220,414
                       AGAINST            3,875,606
                       ABSTAIN            4,804,102





























          Exhibit 77C
          Cash Account Trust
          Form N-SAR for the period ended 10/31/95
          File No. 811-5970
          Page 3


          Item 3:  New Investment Management Agreement
                   Money Market Portfolio

                    Vote         Number
                    ----         ----------
                    FOR         203,391,342
                    AGAINST       2,961,085
                    ABSTAIN       1,043,525

                    Government Securities Portfolio
                    Vote         Number
                    ----         ----------
                    FOR          75,571,750
                    AGAINST       3,482,500
                    ABSTAIN       1,562,143

                    Tax-Exempt Portfolio
                    Vote         Number
                    ----         ----------
                    FOR          36,258,912
                    AGAINST         604,875
                    ABSTAIN         577,736


          Item 4B:  New Rule 12b-1 Distribution Plan
                    Money Market Portfolio

                    Vote         Number
                    ----         ----------
                    FOR         230,391,342
                    AGAINST       4,936,048
                    ABSTAIN       4,512,740

                    Government Securities Portfolio
                    Vote         Number
                    ----         ----------
                    FOR          72,175,219
                    AGAINST       5,962,074
                    ABSTAIN       2,479,100

                    Tax-Exempt Portfolio
                    Vote         Number
                    ----         ----------
                    FOR          36,258,912
                    AGAINST         571,457
                    ABSTAIN         561,957
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